Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of November 30, 2012 by and Avantair, Inc., a Delaware corporation (the “Company”) and the investors parties hereto (the “Investors”).

The parties hereto agree as follows:

1. Certain Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in that certain Note and Warrant Purchase Agreement dated as of November 30, 2012 by and among the Company and the Investors, as the same may be amended and/or restated from time to time (the “Note and Warrant Purchase Agreement”). As used in this Agreement, the following terms shall have the following meanings:

(a) “Common Stock” means the Company’s common stock, par value $0.0001 per share, and any securities into which such shares may hereinafter be reclassified.

(b) “Effective Date” shall mean, with respect to the Registration Statement, the date on which the Registration Statement shall have been declared effective by the SEC.

(c) “Effectiveness Period” shall mean the period from the Closing Date until the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without restriction pursuant to Rule 144.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended, together with all rules and regulations promulgated thereunder.

(e) “Holders” means the Investors or any of their respective affiliates or permitted transferees.

(f) “Notes” means the Senior Secured Convertible Promissory Notes issued to the Investors pursuant to the Note and Warrant Purchase Agreement.

(g) “Note Shares” means the shares of Common Stock issuable upon the conversion of the Notes.

(h) “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 424(b) promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(i) “Registrable Securities” shall mean the Note Shares and any other securities issued or issuable with respect to in exchange for Registrable Securities, but excluding (i) any such shares sold under an effective registration statement or (ii) any such shares sold or eligible for sale pursuant to Rule 144 under the Securities Act.

(j) “Registration Statement” means any registration statement required to be filed under this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(k) “SEC” means the U.S. Securities and Exchange Commission.

(l) “Securities Act” means the Securities Act of 1933, as amended, together with all rules and regulations promulgated thereunder.

2. Registration.

(a) Registration. Within one hundred eighty (180) days after January 15, 2013 (or with respect to Notes Shares relating to Notes issued after January 15, 2013, within one hundred eighty (180) days of the Closing Date relating to such Notes), the Company shall cause to be prepared and filed with the SEC a Registration Statement providing for the resale of all Registrable Securities issued or issuable with respect to Notes issued at such time, for an offering to be made by the Holders on a continuous basis pursuant to Rule 415, provided that the Company has obtained stockholder approval to amend the Company’s certificate of incorporation to authorize such shares as described in the Note and Warrant Purchase Agreement; provided further that if at such time the Company has not obtained such stockholder approval, the Registration Statement shall provide for the resale of the number of Registrable Securities that are no greater than the amount of shares of Common Stock then available for issuance under the Company’s certificate of incorporation and not otherwise reserved; provided further that in such case, the Company shall use best efforts to register the remaining Registrable Securities, by amendment to the Registration Statement or by filing an additional Registration Statement, within one hundred eighty (180) days following the Company obtaining stockholder approval to amend the Company’s certificate of incorporation to authorized such shares. The Registration Statement shall be on Form S-1 (or if the Company is then eligible to register for resale the Registrable Securities on Form S-3, Form S-3). The Company shall cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof but in any event within two hundred forty (240) days (two hundred seventy (270) days if the Registration Statement is reviewed by the SEC) after January 15, 2013 (or 240 or 270 days, as the case may be, after any Closing Date after January 15, 2013) , in each case, provided that the Company has obtained stockholder approval to amend the Company’s certificate of incorporation to authorize such shares as described in the Note and Warrant Purchase Agreement. The Company shall keep such Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by such

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Registration Statement have been sold, subject to any blackout periods when the Company must update the Registration Statement. Notwithstanding anything to the contrary contained herein, if the SEC specifically prohibits the Registration Statement from including all Registrable Securities (“SEC Guidance”) (provided that the Company shall advocate with the SEC for the registration of all or the maximum number of the Registrable Securities permitted by SEC Guidance to be included in such Registration Statement, such maximum number, the (“Rule 415 Amount”), then the Company will not be in breach of this provision by following such SEC Guidance, and the Company will file such additional Registration Statements at the earliest practicable date on which the Company is permitted by SEC Guidance to file such additional Registration Statements related to the Registrable Securities, each registering the Rule 415 Amount, seriatim, until all of the Registrable Securities have been registered.

(b) Each Holder will furnish to the Company in writing the information specified in Item 507 and/or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Registration Statement or prospectus or preliminary prospectus included therein. Each Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

(c) The Company shall notify each Holder in writing promptly (and in any event within five business days) after receiving notification from the SEC that a Registration Statement has been declared effective.

(d) Any Registration Statement required hereunder shall contain (except if otherwise directed by the Holders of at least a majority of the Registrable Securities included in such Registration Statement) the “Plan of Distribution” attached hereto as Annex A.

3. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) (i) prepare and file with the SEC such amendments, including post-effective amendments, to the applicable Registration Statement as may be necessary to keep the Registration Statement continuously effective (subject to any blackout periods when the Company must update the applicable Registration Statement) as to the Registrable Securities until the date when all Registrable Securities covered by such Registration Statement have been sold or, with respect to Registration Statements filed pursuant to Section 2(a), can be sold without restriction by Holders; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to the applicable Registration Statement or any amendment thereto.

(b) Notify each Holder as promptly as reasonably possible, and confirm such notice in writing no later than three (3) trading days thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of the applicable Registration Statement; (ii) the SEC comments in writing on such Registration Statement; (iii) the SEC or any other Federal or state governmental authority in writing requests any amendment or supplement to such Registration Statement or applicable Prospectus or requests additional information

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related thereto; (iv) if the SEC issues any stop order suspending the effectiveness of such Registration Statement or initiates any action, claim, suit, investigation or proceeding (a “Proceeding”) for that purpose; (v) the Company receives notice in writing of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vi) the financial statements included in such Registration Statement become ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to such Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of: (i) any order suspending the effectiveness of each Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(d) Promptly deliver to each Holder, without charge, such reasonable number of copies of the applicable Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(e) (i) In the event the Company’s common stock is traded on a national securities exchange (each, a “Principal Market”), prepare and file with each Principal Market, if any, an additional shares listing application covering all of the Registrable Securities and a notification form regarding the change in the number of the Company’s outstanding Shares; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Principal Market, if any, as soon as possible thereafter; (iii) provide to each Holder notice of such listing; and (iv) maintain the listing of such Registrable Securities on each Principal Market, if any.

(f) Prior to any public offering of Registrable Securities, register or qualify or cooperate with the Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective until the date when all Registrable Securities covered by such Registration Statement have been sold and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required for any such purpose to: (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Section (3)(f), or (ii) subject itself to taxation.

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(g) Upon the occurrence of any event described in Section (3)(b)(vi) above, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company may suspend sales pursuant to such Registration Statement for a period (such period being a “Blackout Period”) of up to sixty (60) days (unless the Holders of at least a majority of the Registrable Securities consent in writing to a longer delay of up to an additional thirty (30) days) no more than once in any twelve-month period if the Company furnishes to the Holders a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors: (i) the offering could reasonably be expected to materially interfere with an acquisition, corporate reorganization or other material transaction then under consideration by the Company or (ii) there is some other material development relating to the operations or condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company’s best interests not to disclose; provided further, however, that the Company may not so suspend sales more than once in any calendar year without the written consent of the Holders of at least a majority of the Registrable Securities covered by such Registration Statement.

(h) Comply with all applicable rules and regulations of the SEC and each Principal Market with respect to the Company’s obligations hereunder.

4. Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation: (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, each Principal Market, if any, and in connection with applicable state securities or “Blue Sky” laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by a Holder), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of counsel for the Holders not to exceed $25,000, and (f) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Each Holder shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective Registrable Securities.

5. Indemnification.

(a) Indemnification by the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each of the Holders, and their respective officers, directors and each other Person, if any, who controls or is an affiliate of such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities (collectively, “Losses”), to which such Holder, or such Persons may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue

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statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, including without limitation, for the avoidance of doubt, any document incorporated by referenced in any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder, and each such Person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such Losses; provided, however, that the Company will not be liable in any such case if and to the extent that any such Losses arise out of or are based upon: (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished to the Company in writing by or on behalf of such Holder or any such Person specifically for use in any such document and specifically relating to such Holder, (ii) the failure of a Holder to deliver a Prospectus, to the extent that such Holder was required to do so under applicable securities laws, or (iii) in the case of an occurrence of an event of the type specified in Section (3)(b)(iii)-(vi) above, the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6 below.

(b) Indemnification by Holders. In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, each Holder will severally, but not jointly, indemnify and hold harmless the Company, and its officers, directors and each other Person, if any, who controls the Company within the meaning of the Securities Act, against all Losses to which the Company or such Persons may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact in the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such Person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such Losses; provided, however, that a Holder will be liable in any such case if and only to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of such Holder specifically for use in any such document and specifically relating to such Holder.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only)

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to the extent that such failure shall have prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party; provided, however, that in the event that the Indemnifying Party shall be required to pay the fees and expenses of separate counsel, the Indemnifying Party shall only be required to pay the fees and expenses of one separate counsel for such Indemnified Party or Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 5(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

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The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding the provisions of this Section 5, no Holder shall be required to pay indemnification or to contribute, in the aggregate, any amount in excess of the amount of proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding.

(f) The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Dispositions. Each Holder agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Holder further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(b)(iii)-(vi), such Holder will discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(g), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

7. Piggy-Back Registrations. If at any time during the Effectiveness Period, the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the each Holder written notice of such determination and if, within fifteen (15) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered. Notwithstanding the foregoing, if the Company’s proposed registration of equity securities hereunder is, in whole or in part, an underwritten public offering, and the managing underwriter of such proposed registration advises the Company that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of the Company’s common stock proposed to be included therein (such other shares hereinafter collectively referred to as the “Other Shares”), would interfere with the successful

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marketing of the Company’s securities, then the total number of such securities proposed to be included in such underwritten public offering shall be reduced, by the Registrable Securities proposed to be included in such registration by the Holders and the shares requested to be included in such registration by the holders of Other Shares, on a pro rata basis, based upon the number of Registrable Securities then held by each such Holder. The shares of the Company’s common stock that are excluded from the underwritten public offering pursuant to the preceding sentence shall be withheld from the market by the holders thereof for a period, not to exceed 90 days from the closing of such underwritten public offering, that the managing underwriter reasonably determines as necessary in order to effect such underwritten public offering. Notwithstanding anything to the contrary contained herein, the amount of Registrable Securities required to be included in the initial Registration Statement as described in this Section 7 shall be equal to the lesser of (a) the amount of Registrable Securities that Holders request to have so registered pursuant to this Section 7 and (b) the maximum amount of Registrable Securities which may be included in a Registration Statement without exceeding the Rule 415 Amount.

8. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company shall:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date hereof and so long as the Company is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

9. Mergers. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization, provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Holders are entitled to receive in exchange therefor (i) cash or (ii) securities of the acquiring

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corporation which may be immediately sold to the public pursuant to an effective registration statement under the Securities Act or pursuant to an exemption therefrom which permits sales without limitation as to volume or the manner of sale on a nationally recognized exchange in the United States or on a Principal Market.

10. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law or choice of law that would cause the laws of any other jurisdiction to apply.

(b) Transfer of Registration Rights. Any Holder that is a partnership, corporation or limited liability company may transfer or assign its registration rights provided pursuant to this Agreement with respect to any Registrable Securities to any partner, shareholder, member or affiliate of such Holder; provided, however, that (i) such Holder shall give the Company written notice prior to the time of such transfer or assignment stating the name and address of the transferee and identifying the Registrable Securities with respect to which the rights under this Agreement are being transferred and (ii) such transferee or assignee agrees in writing, the form and substance of which shall be reasonably satisfactory to the Company, to be bound as a Holder by the provisions of this Agreement, following which any such transferee or assignee shall be deemed a “Holder” pursuant to this Agreement.

(c) Amendment, Waiver and Termination. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) and this Agreement may be terminated, only upon the written consent of both the Company and the Holders of not less than 90% of the then outstanding Registrable Securities.

(d) Entire Agreement. This Agreement, the Notes and the Note and Warrant Purchase Agreement constitute the entire agreement between the parties relative to the specific subject matter hereof.

(e) Third Party Beneficiaries. There shall be no third party beneficiaries or intended beneficiaries of this Agreement.

(f) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given in accordance with the Note and Warrant Purchase Agreement.

(g) Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(h) Counterparts. This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become

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effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or other electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

(i) Successors and Assigns; Additional Parties. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto. Notwithstanding anything to the contrary contained herein, if the Company issues Additional Notes after the date hereof pursuant to the Note and Warrant Purchase Agreement, any Purchaser of such Additional Notes may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

(j) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(k) Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(l) Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first set forth above.

AVANTAIR, INC.

By:	/s/ Steve Santo
Name:	Steve Santo
Title:	CEO

[Signature page to Registration Rights Agreement]

INVESTORS:

By:	/s/ David L. Herrmann
Name:	A. Lorne Weil 2006 Irrevocable Investment Trust
By:	David L. Herrmann
Title:	President

[Signature page to Registration Rights Agreement]

INVESTORS:

By:	/s/ Arthur Goldberg
Name:	Arthur Goldberg

[Signature page to Registration Rights Agreement]

INVESTORS:

By:	/s/ Robert J. Lepofsky
Name:	Robert J. Lepofsky

[Signature page to Registration Rights Agreement]

INVESTORS:

By:	/s/ A. Clinton Allen
Name:	A. Clinton Allen

[Signature page to Registration Rights Agreement]

INVESTORS:

By:	/s/ Lawson Allen
Name:	Lawson Allen

[Signature page to Registration Rights Agreement]

INVESTORS:

By:	/s/ Barry Gordon
Name:	Barry Gordon

[Signature page to Registration Rights Agreement]

INVESTORS:

By:	/s/ Richard B. DeWolfe
Name:	Richard B. DeWolfe

[Signature page to Registration Rights Agreement]

ANNEX A

Plan of Distribution

The shares covered by this prospectus may be offered and sold from time to time by the selling stockholders. The term “selling stockholder” includes pledgees, donees, transferees or other successors in interest selling shares received after the date of this prospectus from each selling stockholder as a pledge, gift, partnership distribution or other non-sale related transfer. The number of shares beneficially owned by a selling stockholder will decrease as and when it effects any such transfers. The plan of distribution for the selling stockholders’ shares sold hereunder will otherwise remain unchanged, except that the transferees, pledgees, donees or other successors will be selling stockholders hereunder. To the extent required, we may amend and supplement this prospectus from time to time to describe a specific plan of distribution.

The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. The selling stockholders may make these sales at prices and under terms then prevailing or at prices related to the then current market price. The selling stockholders may also make sales in negotiated transactions. The selling stockholders may offer their shares from time to time pursuant to one or more of the following methods:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	one or more block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	publicly or privately negotiated transactions;

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on the OTC Bulletin Board (or through the facilities of any national securities exchange or U.S. inter-dealer quotation system of a registered national securities association, on which the shares are then listed, admitted to unlisted trading privileges or included for quotation);

•	through underwriters, brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

In connection with distributions of the shares or otherwise, the selling stockholders may:

•	enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares in the course of hedging the positions they assume;

•	sell the shares short and redeliver the shares to close out such short positions;

•	enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to them of shares offered by this prospectus, which they may in turn resell; and

•	pledge shares to a broker-dealer or other financial institution, which, upon a default, they may in turn resell.

In addition to the foregoing methods, the selling stockholders may offer their shares from time to time in transactions involving principals or brokers not otherwise contemplated above, in a combination of such methods or described above or any other lawful methods. The selling stockholders may, to the extent permitted by law, also transfer, donate or assign their shares to lenders, family members and others and each of such persons will be deemed to be a selling stockholder for purposes of this prospectus. The selling stockholders or their successors in interest may from time to time pledge or grant a security interest in some or all of the shares of common stock, and if the selling stockholders default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from to time under this prospectus; provided however in the event of a pledge or then default on a secured obligation by the selling stockholder, in order for the shares to be sold under this registration statement, unless permitted by law, we must distribute a prospectus supplement and/or amendment to this registration statement amending the list of selling stockholders to include the pledgee, secured party or other successors in interest of the selling stockholder under this prospectus.

The selling stockholders may also sell their shares pursuant to Rule 144 under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

Sales through brokers may be made by any method of trading authorized by any stock exchange or market on which the shares may be listed or quoted, including block trading in negotiated transactions. Without limiting the foregoing, such brokers may act as dealers by purchasing any or all of the shares covered by this prospectus, either as agents for others or as principals for their own accounts, and reselling such shares pursuant to this prospectus. The selling stockholders may effect such transactions directly, or indirectly through underwriters, broker-dealers or agents acting on their behalf. In effecting sales, broker-dealers or agents engaged by the selling stockholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholders, in amounts to be negotiated immediately prior to the sale (which compensation as to a particular broker-dealer might be in excess of customary commissions for routine market transactions).

In offering the shares covered by this prospectus, the selling stockholders, and any broker-dealers and any other participating broker-dealers who execute sales for the selling stockholders, may be deemed to be “underwriters” within the meaning of the Securities Act in connection with these sales. Any profits realized by the selling stockholders and the compensation of such broker-dealers may be deemed to be underwriting discounts and commissions.

The Company is required to pay all of its own fees and expenses incident to the registration of the shares.

The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.